UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934.

(Amendment No. __)

Check the appropriate box:

☐           Preliminary Information Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒           Definitive Information Statement

FREEDOM RESOURCES ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter.)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:

1.	Title of each class of securities to which transaction applies:______________________

2.	Aggregate number of securities to which transaction applies:______________________

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________
4.	Proposed maximum aggregate value of transaction:
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5.	Total fee paid: ________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously paid: ________________________________________
2.	Form, Schedule or Registration Statement No.:
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4.	Date Filed: ___________________________________________________

Freedom Resources Enterprises, Inc.
4265 San Felipe Street, Suite 1100
Houston, Texas 77027

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

To the Stockholders of Freedom Resources Enterprises, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Freedom Resources Enterprises, Inc., a Nevada corporation (the “Company”), in connection with actions taken by the holders of a majority of the issued and outstanding voting capital stock of the Company, approving, by written consents, dated May 12, 2010 and May 28, 2010, the following:

•
An amendment to the Company’s articles of incorporation to (i) change the Company’s corporate name to Colombia Clean Power & Fuels, Inc. from Freedom Resources Enterprises, Inc. and (ii) effect a reverse stock split, pursuant to which every five (5) shares of the Company’s common stock, par value $0.001 per share, will be exchanged for two (2) new shares of the Company’s common Stock.

•	The adoption of the Company’s 2010 Equity Incentive Plan.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  Because the written consent of the holders of at least the majority of the Company’s common stock satisfies any applicable voting requirements under the Nevada Revised Statutes, your vote or consent is not requested or required to approve the above-referenced matters. The accompanying Information Statement is provided solely for your information.

This is not a notice of a meeting of stockholders and no stockholder’s meeting will be held to consider any matter described above.

By order of our Board of Directors,

/s/ Edward P. Mooney
Edward P. Mooney Chief Executive Officer

Dated: June 23, 2010

Freedom Resources Enterprises, Inc.
4265 San Felipe Street, Suite 1100
Houston, Texas 77027

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of Freedom Resources Enterprises, Inc., a Nevada corporation (the “Company”), in connection with the authorization of the following corporate actions:

•
An amendment to the Company’s articles of incorporation to (i) change the Company’s corporate name to Colombia Clean Power & Fuels, Inc. from Freedom Resources Enterprises, Inc. (the “Name Change”) and (ii) effect a reverse stock split (the “Reverse Stock Split”), pursuant to which every five (5) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), will be exchanged for two (2) new shares of Common Stock; and

•	The adoption of the Company’s 2010 Equity Incentive Plan (the “Incentive Plan”).

On May 12, 2010, the board of directors of the Company (the “Board of Directors”) adopted resolutions unanimously approving the adoption of the Incentive Plan.  On May 28, 2010, the Board of Directors also adopted resolutions unanimously approving the Name Change and the Reverse Stock Split.  The Board of Directors recommended that these matters be submitted for a vote of the stockholders of the Company.  The actions taken by the Board of Directors with respect to the approval of the adoption of the Incentive Plan were adopted and approved on May 12, 2010 by the written consent of the holders of a majority of the shares of the Common Stock, then outstanding.  The actions taken by the Board of Directors with respect to the Name Change and the Reverse Stock Split were adopted and approved on May 28, 2010 by the written consent of the holders of a majority of the shares of the Common Stock, then outstanding.  All stockholders who were holders of the Common Stock on May 12, 2010 (the "Record Date") are entitled to receive this Information Statement.

This Information Statement is first being mailed on or around June 23, 2010 to the stockholders of the Company as of the Record Date.  The Name Change and the Reverse Stock Split described herein shall become effective at such future date or dates as shall be determined by the Board of Directors, as evidenced by the filing of instruments amending the Company’s articles of incorporation with the Secretary of State of the State of Nevada, on or after the 20th day following the mailing of this Information Statement to stockholders.  There are no actions required to be taken with respect to the approval of the adoption of the Incentive Plan.

A detailed description of each corporate action is set forth below.  The Board of Directors knows of no other matters other than those described in this Information Statement that have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed to stockholders on or about June 23, 2010.  The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

CHANGE IN CONTROL

On May 6, 2010, the Company entered into a subscription agreement (the “Subscription Agreement”) with LIFE Power and Fuels LLC, a Delaware limited liability company (“LIFE”).  Pursuant to the Subscription Agreement, the Company sold an aggregate of 47,700,000 shares (the “Shares”) of Common Stock to LIFE for an aggregate purchase price of $100,000.  The Shares represented 94.1% of the Company’s issued and outstanding shares of Common Stock immediately following the transaction, and the transaction resulted in a change in control of the Company.

REQUIRED VOTE AND VOTE OBTAINED

Pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”), unless otherwise provided in the articles of incorporation, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all stockholders having a right to vote thereon were present and voted.  Pursuant to Sections 78.390 and 78.320 of the NRS, approval of the Name Change and the Reverse Stock Split and adoption of the Incentive Plan requires the affirmative vote of the holders of a majority of the Common Stock.

The Company has only one class of voting stock.  As of May 12, 2010, there were 50,700,000 shares of Common Stock outstanding, and each share of Common Stock is entitled to one vote.  There are no cumulative voting rights.  The holders of an aggregate of 47,700,000 shares of the Common Stock, or 94.1% of the issued and outstanding shares of Common Stock, voted to approve each corporate action described herein.  This Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the relevant corporate actions before they take effect.

DISSENTERS’ RIGHTS OF APPRAISAL

The Company is a Nevada corporation and is governed by the NRS.  Holders of the Common Stock do not have appraisal or dissenter’s rights under the NRS in connection with the approval of the Name Change or the Reverse Stock Split or the adoption of the Incentive Plan as approved by Board of Directors and the holders of a majority of the Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the outstanding Common Stock as of May 12, 2010, by (i) each director of the Company, (ii) each executive officer of the Company, (iii) each person known or believed by the Company to own beneficially five percent or more of the Common Stock, and (iv) all directors and executive officers as a group.  Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares.

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Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Unless otherwise indicated below, to the Company’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.  Shares of Common Stock subject to options or warrants that are currently exercisable or that will be issued and exercisable within sixty (60) days of May 12, 2010, are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 50,700,000 shares of Common Stock issued and outstanding on May 12, 2010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class

Directors and Officers

Daniel Carlson, Chief Financial Officer 4265 San Felipe Street, Suite 1100 Houston, Texas 77027	—		*

Edward Mooney, President, Chief Executive Officer and Director 4265 San Felipe Street Suite 1100, Houston, Texas 77027	47,700,000	(1)	94.1%

James Wolff, Director 4265 San Felipe Street, Suite 1100 Houston, Texas 77027	75,000	(2)	*

Directors and executive officers as a group (two persons)	47,775,000		94.1%

Greater than 5% Stockholders

LIFE Power & Fuels LLC 4265 San Felipe Street, Suite 1100 Houston, Texas 77027	47,700,000		94.1%

 * Less than 1%

(1)	Represents shares owned of record by LIFE Power & Fuels LLC, a Delaware limited liability company of which Mr. Mooney is the sole managing member.
(2)
This number includes 75,000 shares of Common Stock issuable within 60 days upon the exercise of stock options. Of the stock options to purchase 300,000 shares of Common Stock granted to James Wolff, 25% of such options vested immediately on the grant date, 25% of the options shall vest on the first anniversary of the grant date, and 25% of the options shall vest annually on each of the next two (2) anniversaries of the initial vesting date.

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EXECUTIVE COMPENSATION

Annual Compensation

Neither Neil Christiansen, the Company’s former President and Chief Executive Officer, nor any other person, received any compensation from us during the years ended December 31, 2009 or 2008.

Outstanding Equity Awards at Fiscal Year-End

As at December 31, 2009, there were no unexercised options or stock that had not vested in regards to the Company’s executive officers, and there were no equity incentive plan awards for the Company’s executive officers during the year ended December 31, 2009.

Director Compensation

No compensation was paid to or earned by any director during the year ended December 31, 2009.

Compensation Plans

On May 12, 2010, the Company’s board of directors adopted, and LIFE, the holder of approximately 94.1% of the Company’s issued and outstanding Common Stock approved, the Incentive Plan, which is described in this Information Statement below.  Except for stock options to purchase 300,000 shares of Common Stock granted to James Wolff on May 28, 2010, subject to stockholder approval, the Company has not granted any stock options or other similar compensation to the Company’s current executive officers or directors.

Pension, Retirement or Similar Benefit Plans

The Company has no arrangements or plans pursuant to which, or that provides for, pension, retirement or similar benefits to the Company’s directors or executive officers.  The Company has no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to the Company’s directors or executive officers.

Change of Control

The Company has no pension or compensatory plans or other arrangements that provide for compensation to the Company’s directors or officers in the event of a termination of employment or a change in the Company’s control.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the written consent of the holders of a majority of the Common Stock:

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ACTION 1

APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S CORPORATE NAME TO FREEDOM RESOURCES ENTERPRISES, INC. AND TO EFFECT A TWO FOR FIVE REVERSE STOCK SPLIT

GENERAL

On May 28, 2010, the Company’s Board of Directors adopted and approved  amendments to the Company’s articles of incorporation to change the Company’s name to Colombia Clean Power & Fuels, Inc. from Freedom Resources Enterprises, Inc. and to effect a Reverse Stock Split, pursuant to which every five (5) shares of the Common Stock, par value $0.001 per share, will be exchanged for two (2) new shares of Common Stock. On the same day the holder of a majority of the Common Stock approved the amendments to the articles of incorporation.

 NAME CHANGE

Purpose of the Name Change

The Company’s Board of Directors has determined that it is in the best interest of the Company to effect an amendment to its articles of incorporation to change the Company’s corporate name to Colombia Clean Power & Fuels, Inc., in order to better reflect the proposed operating business of the Company, which is to acquire and develop coal mining assets, and mine and sell coal, coke and coal by-products using traditional and clean coal techniques.

Procedure for Effecting the Name Change

The amendment to the Company’s articles of incorporation to effect the Name Change shall be become effective upon the Company’s filing with the Secretary of State of the State of Nevada of a Certificate of Amendment (“Certificate of Amendment”) to the Company’s Articles of Incorporation, substantially in the form attached hereto as Annex A or the effective date set forth in the Certificate of Amendment.  Under Rule 14c-2 promulgated under the  Exchange Act, the Certificate of Amendment will be filed no sooner than the 20th calendar day following the mailing of this Information Statement to stockholders.

REVERSE STOCK SPLIT

Purpose of the Reverse Stock Split

The Board of Directors believes that the Reverse Stock Split will encourage greater interest in the Common Stock by the investment community.  If effected, the Reverse Stock Split would reduce the number of outstanding shares of Common Stock and possibly increase the valuation and potential future trading price of the Common Stock.

Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, a high number of outstanding shares of Common Stock, in the absence of the Reverse Stock Split, may result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if such share price was substantially higher. This factor may limit the willingness of investors or business combination participants to accept or invest in the Common Stock.

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Principal Effect of the Reverse Stock Split

As a result of the Reverse Stock Split, each stockholder will receive two new shares (“New Shares”) for every five old shares (“Old Shares”) such stockholder held prior to the Reverse Stock Split.  The number of Old Shares for which each New Share is to be exchanged is referred to as the “exchange number”.  The Reverse Stock Split will be effected simultaneously for all shares of Common Stock and the exchange number will be the same for all shares of Common Stock.

The Board of Directors will determine the exact timing of the effective date of the Reverse Stock Split, without further stockholders’ approval.  Such timing will be determined in the judgment of the Board of Directors.

No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.  The Board of Directors also reserves the right, notwithstanding stockholders’ approval and without further action by the stockholders, not to proceed with the Reverse Stock Split if, at any time prior to filing with the Secretary of State of the State of Nevada  of a Certificate of Amendment the Board of Directors determines that the Reverse Stock Split is no longer in the Company’s best interest and in the best interests of the Company’s stockholders.

The Reverse Stock Split will not change the proportionate equity interests of the Company’s stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the Company’s issuance of additional shares in lieu of fractional shares as described below.  The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Certain Risk Factors Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of the Common Stock (the aggregate value of all the  Common Stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of the  Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split.

A decline in the market price of the Common Stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of the Common Stock could be adversely affected following such a Reverse Stock Split.

Certain Effects of the Reverse Stock Split

The Reverse Stock Split will not affect the par value of the Common Stock.  As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced in proportion to the exchange ratio of two to five, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of Common Stock outstanding.

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Upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase, as reflected in the following table:

	Prior to Reverse Stock Split	After Reverse Stock Split
Number of shares of Common Stock:
Authorized	105,000,000	105,000,000
Outstanding	50,700,000	20,280,000
Reserved for Issuance (1)	3,300,000	1,320,000
Available for future issuance	51,000,000	83,400,000

(1)	Represents shares of Common Stock issuable upon the exercise of stock options under the Company’s 2010 Equity Incentive Plan.

The increase in the number of authorized shares will significantly increase the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action.

Stockholders should recognize that if the Reverse Stock Split is effected they will own fewer shares than they presently own.  After the Reverse Stock Split they will own a number of shares equal to the number of shares owned immediately prior to the filing of the Certificate of Amendment divided by the exchange number.  While the Company expects that the Reverse Stock Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Stock Split will increase the market price of the Common Stock by a multiple equal to the exchange number or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance and prospects.  In addition, should the market price of the Common Stock decline, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would be the case in the absence of a Reverse Stock Split.  Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.  In addition, the Reverse Stock Split may increase the number of the Company’s stockholders who own odd lots, that is, less than 100 shares.  Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates.

In order to effect the Reverse Stock Split, the Company will file the Certificate of Amendment, with the Secretary of State of the State of Nevada at such time as the Board of Directors has determined the appropriate effective time for such split.  Under Rule 14c-2 promulgated under the Exchange Act, the Certificate of Amendment will be filed no sooner than the 20th calendar day following the mailing of this Information Statement to the Company’s stockholders.  The Reverse Stock Split will become effective on the date of filing the Certificate of Amendment or the effective date set forth in the Certificate of Amendment.  Beginning on the effective date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

Stockholders do not need to exchange their existing stock certificates. However, after the effective date of the Reverse Stock Split, any stockholders desiring new stock certificates may submit their existing stock certificates to the Company's transfer agent, for cancellation, and obtain new certificates.  The Company’s transfer agent will act as exchange agent for the Reverse Stock Split.  No new certificates will be issued to a stockholder until a stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal to the exchange agent.  Stockholders should not destroy any stock certificates.

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Potential Anti-takeover Effects of Amendment

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. The issuance in the future of additional authorized shares resulting from the Reverse Stock Split  may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock.  The increase in the number of authorized but unissued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another entity).  Although the Reverse Stock Split could have anti-takeover effects, the Reverse Stock Split is being effected for the primary purpose of encouraging greater interest in the Common Stock and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.   The Reverse Stock Split is not being undertaken in response to any effort of which the Board of Directors is aware to accumulate shares of the Common Stock or to obtain control of the Company.  Other than this proposal, the Board of Directors does not currently contemplate the adoption of any other amendments to the Company’s Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

Fractional Shares

No scrip or fractional certificates will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the exchange number, will be entitled to receive one whole share of the Common Stock in lieu of a fractional share.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), generally, property held for investment. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE STOCK SPLIT.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split, including any fraction of a New Share deemed to have been received, will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor. The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares prior to in the Reverse Stock Split.

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ACTION 2

APPROVAL OF THE ADOPTION OF THE COMPANY’S
2010 EQUITY INCENTIVE PLAN

GENERAL

On May 12, 2010, the Board of Directors adopted the Incentive Plan, a copy of which is attached to this information statement as Annex B. The Incentive Plan gives the Company the ability to grant stock options, stock appreciation rights (“SARs”), restricted stock and stock bonuses (collectively, “Awards”) to employees or consultants of the Company or of any subsidiary of the Company and to non-employee members of the Company’s advisory board or the Board of Directors or the board of directors of any of the Company’s subsidiaries.

As of June 4, 2010, 3,300,000 shares of the Common Stock are available for future grants under the Incentive Plan.  The closing price of the Common Stock on June 4, 2010, was $.05 per share.  Except for stock options to purchase an aggregate of 1,912,500 shares of Common Stock granted, subject to stockholder approval of the Incentive Plan, as described herein under the heading “New Plan Benefits”, no Awards have yet been granted under the Incentive Plan.

Summary of the Provisions of the Incentive Plan

The following summary briefly describes the material features of the Incentive Plan and is qualified, in its entirety, by the specific language of the Incentive Plan, a copy of which is attached to this Information Statement as Annex B.

Shares Available

The Board of Directors has authorized, subject to stockholder approval, 3,300,000 shares of the Common Stock for issuance under the Incentive Plan. In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, including the Reverse Stock Split, the maximum number of shares of Common Stock with respect to which the Board of Directors may grant Options, SARs, shares of Restricted Stock, and stock bonuses, appropriate adjustments will be made to the shares subject to the Incentive Plan and to any outstanding Awards. Shares available for Awards under the Incentive Plan may be either newly-issued shares or treasury shares.

If an Award or portion thereof shall expire or terminate for any reason without having been exercised in full, the unexercised shares covered by such Award shall be available for future grants of Awards under the Incentive Plan.

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Administration

The Incentive Plan will be administered by the Compensation Committee of the Board of Directors or if such a committee is not appointed or unable to act, then the Company’s entire Board of Directors (the “Committee”).  The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act.  With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Incentive Plan, the Committee determines the persons to whom grants of options, SARs and shares of restricted stock are to be made, the number of shares of Common Stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee determines whether the option is an incentive stock option or a non-statutory stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to the Company upon the option's exercise and the other terms and conditions of the grant. T he Committee shall have the full authority and discretion to interpret and construe any provision of the Incentive Plan and the terms of any Award issued under the Incentive Plan. All determinations of the Committee are final and binding on all parties having an interest in the Incentive Plan or in any Award made under the Incentive Plan. The costs and expenses of administering the Incentive Plan are borne by the Company.

Eligibility

Eligible individuals include the Company’s employees, officers and directors of the Company or any subsidiary of the Company or consultants to the Company or any subsidiary of the Company, in each case who are responsible for the management, growth and protection of the business of the Company; provided, however, that only employees of the Company or any subsidiary of the Company shall be eligible to receive incentive Awards consisting of incentive stock options.  The Company currently has two officers and directors who are eligible to participate in the Incentive Plan.  The Company does not have any employees or consultants at this time.

Stock Options and SARs

Under the Incentive Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees.  Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary.  SARs may be granted either alone or in tandem with stock options (or on a stand-alone basis).  A SAR entitles the participant to receive a cash payment equal to the excess, if any, of the fair market value of a share on the exercise date over the exercise price of the SAR.  In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option.  Any shares that are canceled will be made available for future Awards.  The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the Incentive Plan, including the grant date, option or exercise price (which, in no event, will be less than the par value of a share), the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Incentive Plan, all of which will be evidenced in an individual award agreement between the Company and the participant.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options.  The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of the option's grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option's grant.  In addition, the per share exercise price of any incentive stock option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of the Company’s stock must be at least 110% of the fair market value of a share of Common Stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option's grant.

10

Options and SARs granted under the Incentive Plan become exercisable at such times as may be specified by the Committee. In general, options and SARs granted to participants become exercisable in four equal annual installments, subject to the optionee's continued employment or service with the Company.  However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000.  If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

Each Option shall be exercisable on such date or dates, during such period, and for such number of shares of common stock as shall be determined by the Committee on the day on which such stock option is granted and set forth in the option agreement with respect to such stock option; provided, however the maximum term of options and SARs granted under the Incentive Plan is ten years.  If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination shall remain exerciseable until the expiration of their term. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for 90 days from the date of termination.

Restricted Stock

Under the Incentive Plan, the Committee is also authorized to make Awards of restricted stock.  Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, or (ii) upon the failure to achieve other conditions set forth in the award agreement.

An Award of restricted stock will be evidenced by a written agreement between the Company and the participant.  The award agreement will specify the number of shares of Common Stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the participant's continued employment by the Company, and any other terms and conditions the Committee shall impose consistent with the provisions of the Incentive Plan.  The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock.  However, the participant must be required to pay at least the par value for each share of restricted stock.  Upon the lapse of the restrictions, any legends on the shares of Common Stock subject to the Award will be re-issued to the participant without such legend.

The Committee may impose such restrictions or conditions, to the vesting of such shares as it, in its absolute discretion, deems appropriate.  Prior to the vesting of a share of Restricted Stock, no transfer of a participant’s rights to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest, or right in, or with respect to, such share, but immediately upon any attempt to transfer such rights, such share, and all the rights related thereto, shall be forfeited by the participant and the transfer shall be of no force or effect; provided, however, that the Committee may, in its sole and absolute discretion, vest in the participant all or any portion of shares of Restricted Stock which would otherwise be forfeited ..

In the event that the employment of a participant with the Company terminates for any reason other than for Cause, as such term is defined in the Incentive Plan, prior to the vesting of shares of Restricted Stock granted to such participant, such Restricted Stock shall be forfeited on the date of such termination; provided, however, that the Committee may, in its sole and absolute discretion, vest the in participant all or any portion of shares of Restricted Stock which would otherwise be forfeited.  In the event of the termination of a participant’s employment for Cause, all shares of Restricted Stock granted to such participant which have not vested as of the date of such termination shall immediately be forfeited.

11

Stock Bonus

Under the Incentive Plan, the Committee is also authorized to grant other bonuses payable in shares of Common Stock (“Stock Bonus”) in such amounts as it shall determine from time to time.  A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus.  Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

Fair Market Value

Under the Incentive Plan, fair market value means the fair market value of the shares based upon (i) the closing selling price of a share of Common Stock as quoted on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange.

Transferability Restrictions

Generally and unless otherwise provided in an award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant's lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant's spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

Termination or Amendment of the Incentive Plan

Unless sooner terminated, no Awards may be granted under the Incentive Plan after May 12, 2020.  The Board of Directors may amend or terminate the Incentive Plan at any time, but the Board of Directors may not, without stockholder approval, amend the Incentive Plan to increase the total number of shares of Common Stock reserved for issuance of Awards.  In addition, any amendment or modification of the Incentive Plan shall be subject to stockholder approval as required by any securities exchange on which Common Stock is listed.  No amendment or termination may deprive any participant of any rights under Awards previously made under the Incentive Plan.

Summary of Federal Income Tax Consequences of the Incentive Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current United States law with respect to participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation.  Furthermore, the tax consequences of awards made under the Incentive Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

12

Options and SARS.  There are three points in time when a participant and the Company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition.  First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant.  The Company similarly does not have any federal income tax consequences at the date of grant.  Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes.  With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option's exercise (except that the alternative minimum tax may apply).  However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option.  In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise.  With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option.  Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise.  If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a "disqualifying disposition"), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant.  If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares (generally, in such case, the tax "basis" is the exercise price).

Generally, the Company will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs.  However, the Company is generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, the Company will not be entitled to any tax deduction with respect to an incentive stock option.  In the event the participant has a disqualifying disposition with respect to an incentive stock option, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards.  A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock.  With respect to Awards involving shares or other property, such as restricted stock awards that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first.  The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.  A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture.  However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax.  Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received.  The Company generally will be entitled to a deduction for the same amount.

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New Plan Benefits

The following table sets forth the Awards that the individuals and groups referred to below received under the Incentive Plan as of June 4, 2010.

FREEDOM RESOURCES ENTERPRISES, INC.,
2010 EQUITY INCENTIVE PLAN

	Stock Options
Name and Position	Dollar Value ($)(1)	Number of Units(2)
Edward Mooney, President, Chief Executive Officer and Director	-	-
Daniel Carlson, Chief Financial Officer and Director	-	-
Executive Officer Group (Two Individuals)	-	-

Non-Executive Director Group (One Individual) (3)	$11,340	300,000

Non-Executive Officer Employee Group	-	-

Recipients of 5% or More of the Stock Options
Jody Sitkoski	$11,340	300,000
Cleantech IR, Inc. (4)	$9,450	250,000
Jerrie Colish	$9,450	250,000
David Arce Rojas	$9,450	250,000
Ingeandina S.A.	$9,450	250,000
STM Associates	$9,450	250,000

(1)
The aggregate grant date fair value of stock option awards granted were determined in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (formerly SFAS123(R). The dollar value of these awards was calculated using the Black Scholes option-pricing model.  With the exception of the stock options granted to Cleantech IR, Inc., 25% of the options shall vest immediately on the grant date, 25% of the options vest on the first anniversary of the grant date, and 25% of the options vest annually on each of the next two (2) anniversaries of the initial vesting date. The options have a five year term, and expire on May 27, 2015.  The exercise price of the stock options is equal to the greater of $0.05 per share or the closing price of the Common Stock on the grant date.  The closing price of the Common Stock on June 4, 2010, was $.05 per share. The actual value, if any, an optionee may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an optionee will be at or near the value estimated by the Black-Scholes pricing model.

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(2)
Represents the number of shares of Common Stock underlying the stock options prior to the Reverse Stock Split. The stock options were granted on May 28, 2010, subject to stockholder approval. An additional 62,500 stock options were granted to persons holding less than 5% of such options.

(3)	Represents stock options to purchase 300,000 shares of Common Stock, granted to James Wolff, a director of the Company.
(4)
The stock options granted to Cleantech IR, Inc., vest as follows: 40% of such options vest immediately on the grant date, 30% vest upon the successful closing of at least $2,000,000 in financing by the Company, and 30% vest upon the successful closing of an additional $6,000,000 in financing by the Company.

The Company anticipates that Awards may be granted to the named individuals as well as to other employees, officers, non-employee directors and consultants under the Incentive Plan, however, the amount of shares of Common Stock that may be granted to the named individuals will be based upon various prospective factors, including, the nature of services to be rendered by our employees, officers, non-employee directors and consultants, and their potential contributions to our success.  Accordingly, except as provided above actual awards cannot be determined at this time.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”).  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

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ANNEX A

FORM OF
CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION OF
FREEDOM RESOURCES ENTERPRISES, INC.

CERTIFICATE OF AMENDMENT TO
THE ARTICLES OF INCORPORATION OF
FREEDOM RESOURCES ENTERPRISES, INC.
Pursuant to Sections 78.385 and 78.390 of
the Nevada Revised Statutes

1.  The name of the corporation is Freedom Resources Enterprises, Inc. (the “Corporation”).

2.  The Articles of Incorporation of the Corporation were filed with the Secretary of State of the State of Nevada on November 6, 1996 (the “Articles of Incorporation”).

3.  The Articles of Incorporation as now in full force and effect are hereby amended to effect the following changes pursuant to the Nevada Revised Statutes:

Article I of the Articles of Incorporation is hereby deleted in its entirety and replaced with the following:

“Article I

The Name of the corporation is Colombia Clean Power & Fuels, Inc.”

Article IV of the Articles of Incorporation is hereby amended by adding the following paragraph (c):

“(c)      Effective as of the filing date of this Certificate of Amendment with the Secretary of State of the State of Nevada, the outstanding shares of Common Stock, par value $.001 per share, of the Corporation shall be combined on the basis that five (5) of such shares of Common Stock shall become two (2) shares of Common Stock without changing the par value of the shares of the Corporation (the “reverse stock split”); provided that no fractional shares of the Corporation shall be issued in connection with the reverse stock split and the number of shares to be received by a stockholder shall be rounded up to the nearest whole number of shares in the event that such stockholder would otherwise be entitled to receive a fractional share as a result of the reverse stock split.”

4.  In accordance with Sections 78.320 and 78.390 of the Nevada Revised Statutes, this Amendment of the Articles of Incorporation was authorized by vote of the Board of Directors of the Corporation followed by affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon by written consent in lieu of a meeting on May 28, 2010.

IN WITNESS WHEREOF, the undersigned has executed, signed and acknowledged this Certificate of Amendment this ____ day of June, 2010.

FREEDOM RESOURCES ENTERPRISES, INC.

By:	/s/ Edward Mooney
Name: Edward Mooney
Title: President and Chief Executive Officer

ANNEX B
Freedom Resources Enterprises, Inc.

2010 Equity Incentive Plan

Adopted and Effective as of May 12, 2010

FREEDOM RESOURCES ENTERPRISES, INC.
2010 Equity Incentive Plan

1.	Purpose of the Plan.

This Freedom Resources Enterprises, Inc. 2010 Equity Incentive Plan is intended to promote the interests of the Company and its shareholders by providing the Company’s officers, directors, employees and consultants, on whose judgment, initiative and efforts the successful conduct of the business of the Company depends, and who are responsible for the management, growth and protection of the business, with appropriate incentives and rewards to encourage them to continue in the employ of the Company and to maximize their performance.

2.	Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:

(a)           “Board” shall mean the Board of Directors of the Company.

(b)           “Cause,” when used in connection with the termination of a Participant’s employment, shall mean (i) to the extent that there is an employment agreement governing the relationship between the Participant and the Company which contains a definition of “cause”, cause shall consist of those acts or omissions which would constitute cause under such agreement, otherwise cause shall mean the termination of the Participant’s employment on account of: (ii) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from incapacity due to physical or mental illness), (iii) the willful violation by the Participant of (A) any federal or state law or (B) any rule of the Company, which violation would materially reflect on the Participant’s character, competence or integrity, (iv) a breach by a Participant of the Participant’s duty of loyalty to the Company such as Participant’s solicitation of customers or employees of the Company on behalf of any other Person, (v) the Participant’s unauthorized removal from the Company’s premises of any document (in any medium or form) relating to the Company, its business or its customers, provided, however, that no such removal shall be deemed “unauthorized” if it is in furtherance of an individual’s duties and obligations to the Company and such removal is a common practice at the Company, (vi) the Participant’s unauthorized disclosure to any Person of any confidential information regarding the Company, or (vii) the willful engaging by the Participant in any other misconduct which is materially injurious to the Company.  For purposes of this Section 2(b), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the action or omission was in the best interests of the Company.  Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with the Participant or at law or in equity.  If, subsequent to the termination of a Participant’s employment without Cause, it is determined by the Board of Directors that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall, at the election of the Committee in its sole discretion, be deemed to have been terminated for Cause.

(c)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)           “Committee” shall mean the Compensation Committee of the Board; provided, however, that if the Company is subject to the Exchange Act, the Compensation Committee shall not take any action under the Plan unless it is at all times composed solely of not less than two “Non-Employee Directors” within the meaning of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended.  In the event the Board has not established a Compensation Committee or that the Compensation Committee is not composed of at least two Non-Employee Directors when the Company is subject to the Exchange Act, or, in the event the Committee is unable to act, the Board shall take any and all actions required or permitted to be taken by the Committee under the Plan and shall serve as the Committee.

(e)           “Company” shall mean Freedom Resources Enterprises, Inc., a Nevada corporation.

(f)           “Company Stock” shall mean the common stock, par value $0.001 per share, of the Company.

(g)           “Disability” shall mean any physical or mental condition as a result of which a Participant is disabled within the meaning of Section 422(c)(6) of the Code.

(h)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i)           “Fair Market Value” with respect to a share of Company Stock on any relevant date shall be determined in accordance with the following provisions:

(1)           If Company Stock is publicly traded, “Fair Market Value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to such date and shall mean (i) the closing selling price per share on that date of the Company Stock on the principal national securities exchange on which the Company Stock is traded, if the Company Stock is then traded on a national securities exchange; or (ii) the closing selling price per share on that date of the Company Stock on the NASDAQ National Market List, if the Company Stock is not then traded on a national securities exchange; or (iii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Company Stock is not reported on the NASDAQ National Market List.

(2)           If Company Stock is not publicly traded, “Fair Market Value” shall be determined by the Board of Directors in its good faith best judgment or by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code and the regulations thereunder as of a date that is no more than twelve months before such date.

(j)           “Incentive Award” shall mean an Option, a SAR, a Restricted Stock, or a Stock Bonus Award granted pursuant to the terms of the Plan.

(k)           “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

(l)            “Issue Date”  shall mean the date established by the Committee or the Board on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 8(d) hereof.

(m)           “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(n)           “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof.  Each Option, or portion thereof, shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which such Option is evidenced.

(o)           “Participant” shall mean an employee, officer or director of the Company or any subsidiary of the Company or a consultant to the Company or any subsidiary of the Company selected to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, that Person’s successors, heirs, executors and administrators, as the case may be.

(p)           “Person” shall mean a “person,” such as term is used in Sections 13(d) and 14(d) of the Exchange Act.

(q)           “Plan” shall mean this Freedom Resources Enterprises, Inc. 2010 Equity Incentive Plan, as it may be amended from time to time.

(r)           “Restricted Stock” shall mean a share of Company Stock that is granted pursuant to the terms of Section 8 hereof and that is subject to the restrictions set forth in Section 8(c) hereof for as long as such restrictions continue to apply to such share.

(s)           “Retirement” shall mean a Participant’s termination of employment (other than by reason of death or Disability and other than a termination that is (or is deemed to have been) for Cause) on or after the later of (i) the date the Participant attains age 65 and (ii) the date the Participant has completed ten years of service with the Company.

(t)           “Securities Act” shall mean the Securities Act of 1933, as amended.

(u)           “SAR” shall mean a stock appreciation right granted pursuant to Section 7 hereof.

(v)           “Stock Bonus” shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 9 hereof.

(w)           “Vesting Date” shall mean the date and/or dates established by the Board on which an Incentive Award may vest.  In the absence of provisions in an individual grant agreement to the contrary, Options shall vest ratably over a four (4) year period, with twenty-five percent (25%) vesting on the first anniversary of the grant date (the “initial vesting date”) and twenty-five percent (25%) vesting on each of the proceeding three (3) anniversaries of the initial vesting date.

3.	Stock Subject to the Plan.

(a)           Plan Awards.

Under the Plan, the Board may, in its sole and absolute discretion, grant any or all of the following types of Incentive Awards to a Participant: an Option, a SAR, a Restricted Stock, or a Stock Bonus Award.

(b)           Individual Awards.

Incentive Awards granted under the Plan may be made up entirely of one type of Incentive Award or any combination of types of Incentive Awards available under the Plan, in the Board’s sole discretion.

(c)           Aggregate Plan Share Reserve.

The total number of shares of Company Stock available for grants of Incentive Awards under the Plan shall be 3,300,000, subject to adjustment in accordance with Section 10 of the Plan.  These shares may be either authorized but unissued shares, newly-issued shares or reacquired shares of Company Stock.  If an Incentive Award or portion thereof shall expire or terminate for any reason without having been exercised in full, the unexercised shares covered by such Incentive Award shall be available for future grants of Incentive Awards under the Plan.

4.	Administration of the Plan.

The Plan shall be administered by the Committee; provided, however, that the Board alone shall have the authority to, from time to time, designate the employees, officers and directors of the Company or any subsidiary of the Company or consultants to the Company or any subsidiary of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

Otherwise, the Committee shall have the full authority and discretion to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under the Plan.  The Committee may also adopt any rules and regulations for administering the Plan as it may deem necessary or appropriate.  Decisions of the Committee shall be final and binding on all parties.

The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award), (ii) accelerate the Vesting Date or Issue Date of any share of Restricted Stock issued under the Plan, or waive any condition imposed thereunder, and (iii) otherwise adjust or waive any condition imposed on any Incentive Award made hereunder; provided, however, that the Committee shall not take any action which would cause any Incentive Award to become subject to taxation under Section 409A of the Code.

In addition, the Board may, in its absolute discretion and without amendment to the Plan, grant Incentive Awards of any type to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards of the same or any other type (including, without limitation, Incentive Awards with higher exercise prices or values) as the Committee specifies; provided, however, that (i) the number of any such replacement Incentive Awards does not exceed the number of cancelled Incentive Awards to which they relate, (ii) the exercise price (if any) of such replacement Incentive Awards is different than the exercise price of the cancelled Incentive Awards to which they relate, and (iii) such replacement Incentive Awards are granted in compliance with the terms of the Plan and are not, and would not cause any other Incentive Award to become, subject to taxation under Section 409A of the Code.  Notwithstanding Section 3(c) herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limit set forth in such Section 3(c).

Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee, subject to applicable laws.

No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company (and any affiliate that may adopt the Plan), jointly and severally, shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company (or affiliate) to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination unless such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company and its affiliates, as the case may be.

5.	Eligibility.

The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those employees, officers and directors of the Company or any subsidiary of the Company or consultants to the Company or any subsidiary of the Company who are responsible for the management, growth and protection of the business of the Company; provided, however, that only employees of the Company or any subsidiary of the Company shall be eligible to receive Incentive Awards consisting of Incentive Stock Options.

6.	Stock Option Awards.

The Board may grant Options pursuant to the Plan.  Such Options shall be evidenced by agreements in such form as the Committee shall from time to time approve.  Options shall comply with and be subject to the following terms and conditions:

(a)          Identification of Options.

All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options or a combination of both.

(b)          Exercise Price.

The exercise price of any Option granted under the Plan shall be such price as the Board shall determine; provided, however, that such price shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted; and, provided, further, that such price may not be less than the minimum price required by law.

(c)          Term and Exercise of Options.

(i)          Each Option shall be exercisable on such date or dates, during such period, and for such number of shares of Company Stock as shall be determined by the Board on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

(ii)          Each Option shall be exercisable in whole or in part.  The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.  Upon the partial exercise of an Option, the agreement evidencing such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(e) hereof.

(iii)          An Option shall be exercised by delivering a written notice to the Company’s principal office to the attention of its Secretary.  Such notice shall specify the number of shares of Company Stock with respect to which the Option is being exercised, shall be signed by the Participant, and shall be accompanied by the agreement (or agreements) evidencing the Option and payment in full of the applicable exercise price for shares of Company Stock purchased in any combination of the forms specified below:

(A)           in cash, by certified check, bank cashier’s check or wire transfer;

(B)           subject to the approval of the Committee, in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the date of such exercise;

(C)           subject to the approval of the Committee, pursuant to a “cashless exercise” pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directs (a) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (b) the delivery of the shares of the Company Stock from the Company directly to the brokerage firm, and (c) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company; or

(D)           such other methods as the Committee may approve, from time to time.

Any payments in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time

(d)          Nonassignability.

During the lifetime of a Participant, each Option granted to him or her shall be exercisable only by him or her.  No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

(e)          Issuance of Certificates.

Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary, as the case may be, and delivered to the Participant or his or her beneficiary, as the case may be, as soon as practicable following the date on which the Option is exercised.

(f)          Limitations on Grant of Incentive Stock Options.

(i)           The aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any “subsidiary corporation” of the Company within the meaning of Section 424 of the Code) shall not exceed $100,000.  Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.  In the event that the aggregate Fair Market Value of shares of Company Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

(ii)           No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (I) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (II) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(iii)           No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual is not an employee of the Company.

(g)          Effect of Termination of Employment.

(i)           In the event the employment or engagement of a Participant with the Company shall terminate (as determined by the Committee in its sole discretion) for any reason other than Retirement, Disability, death or for Cause, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until 90 days after the date of such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

(ii)           In the event that the employment or engagement of a Participant with the Company shall terminate on account of the Retirement, Disability or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their term and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination.  The effect of exercising any Incentive Stock Option on a day that is more than 90 days after the date of such termination (or, in the case of a termination of employment on account of Disability, on a day that is more than one year after the date of such termination) will be to cause such Incentive Stock Option to be treated as a Non-Qualified Stock Option.

(iii)           In the event of the termination of a Participant’s employment for Cause, all outstanding Options (vested or unvested) granted to such Participant shall automatically expire at the commencement of business as of the date of such termination.

7.	SARs.

The Board may grant SARs pursuant to the Plan, which SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve.  SARs shall comply with and be subject to the following terms and conditions:

(a)          Exercise Price.

The exercise price of any SAR granted under the Plan shall be such price as the Board shall determine; provided, however, that such price shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such SAR is granted; and, provided, further, that such price may not be less than the minimum price required by law.

(b)          Benefit Upon Exercise.

(i)           The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the SAR (subject to applicable withholding payment requirements).

(ii)           All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the date of the exercise.

(c)          Term and Exercise of SARs.

(i)           Each SAR shall be exercisable on such date or dates, during such period, and for such number of shares of Company Stock as shall be determined by the Board and set forth in the SAR agreement with respect to such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten years from the date such SAR was granted; and provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

(ii)           Each SAR may be exercised in whole or in part.  The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.   Upon the partial exercise of a SAR, the agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR together with the payment described in Section 7(b) or 7(b)(ii) hereof.

(iii)           A SAR shall be exercised by delivering written notice to the Company’s principal office, to the attention of its Secretary.  Such notice shall be accompanied by the applicable agreement (or agreements) evidencing the SAR, shall specify the number of shares of Company Stock with respect to which the SAR is being exercised, and shall be signed by the Participant.  The date upon which such written notice is received by the Company shall be the exercise date for the SAR.

(iv)           During the lifetime of a Participant, each SAR granted to him or her shall be exercisable only by him or her.  No SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

(d)          Termination of Employment.

(i)           In the event that the employment of a Participant with the Company shall terminate (as determined by the Committee in its sole discretion) for any reason other than Retirement, Disability, death or for Cause, (A) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the 30th day after such termination, on which date they shall expire and (B) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

(ii)           In the event that the employment of a Participant with the Company shall terminate on account of the Retirement, Disability or death of the Participant, (A) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their term and (B) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination.

(iii)           In the event of the termination of the Participant’s employment for Cause, all outstanding SARs granted to such Participant shall automatically expire at the commencement of business as of the date of such termination.

(e)          Tandem SARs.

SARs may be granted in tandem with Options (or on a stand-alone basis).  To the extent SARs are granted in tandem with Options and SARs are exercised, the related Options shall be cancelled.  Similarly, if and to the extent the Options are exercised, the related SARs shall be cancelled.

8.	Restricted Stock.

The Board may grant shares of Restricted Stock pursuant to the Plan.  Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve.  Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

(a)          Issue Date and Vesting Date.

At the time of the grant of shares of Restricted Stock, the Board shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares.  The Board may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class.  Except as provided in Sections 8(c) and 8(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 8(d) hereof.  Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(b) hereof are satisfied, and except as provided in Sections 8(c) and 8(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(c) hereof shall cease to apply to such share.

(b)          Conditions to Vesting.

At the time of the grant of shares of Restricted Stock, the Board may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate.  By way of example and not by way of limitation, the Board may require, as a condition to the vesting of any shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Board may specify at the time of the grant of such shares.

(c)          Restrictions on Transfer Prior to Vesting.

Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest, or right in, or with respect to, such share, but immediately upon any attempt to transfer such rights, such share, and all the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

(d)          Issuance of Certificates.

(i)           Except as provided in Sections 8(c) or 8(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, however, that the Company shall not cause to be issued such stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares.  Each such stock certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS, AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE FREEDOM RESOURCES ENTERPRISES, INC. 2010 EQUITY INCENTIVE PLAN AND INCENTIVE AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND FREEDOM RESOURCES ENTERPRISES, INC.  A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF FREEDOM RESOURCES ENTERPRISES, INC., 4265 SAN FELIPE STREET, SUITE 1100, HOUSTON, TX 77027.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

(ii)           Each certificate issued pursuant to Section 8(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designed by the Company.  The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

(e)          Consequences Upon Vesting.

Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) hereof shall cease to apply to such share.  Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such share was granted, a certificate evidencing such share, free of the legend set forth in Section 8(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Section 8(d)(ii) hereof.

(f)          Effect of Termination of Employment.

(i)           In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, such Restricted Stock shall be forfeited on the date of such termination; provided, however, that the Committee may, in its sole and absolute discretion, vest the Participant in all or any portion of shares of Restricted Stock which would otherwise be forfeited pursuant to the provisions of this Section.

(ii)           In the event of the termination of a Participant’s employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

9.	Stock Bonuses.

The Board may grant Stock Bonuses in such amounts as it shall determine from time to time.  A Stock Bonus shall be paid at such time and subject to such conditions as the Board shall determine at the time of the grant of such Stock Bonus.  Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10.	Adjustment Upon Changes in Company Stock.

Provided that the Committee shall not take any action pursuant to this Section 10 which would cause any Incentive Award to become subject to taxation under Section 409A of the Code:

(a)          Shares Available for Grants.

In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Board may grant Options, SARs, shares of Restricted Stock, and Stock Bonuses under Section 3 hereof shall be appropriately adjusted by the Committee.  In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number of shares of Company Stock with respect to which Options, SARs, shares of Restricted Stock, and Stock Bonuses may be granted under Section 3 hereof as the Committee may deem appropriate.

(b)          Outstanding Restricted Stock.

Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate exchange will not vest until such share of Restricted Stock vests and shall be promptly deposited with the custodian designated pursuant to Section 8(d)(ii) hereof.

The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

(c)          Outstanding Options and SARs – Increase or Decrease in Issued Shares Without Consideration.

Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend on the shares of Company Stock, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee may, but need not, proportionally adjust the number of shares of Company Stock subject to each outstanding Option and SAR, and the exercise price per share of Company Stock of each such Option and SAR.

(d)          Outstanding Options and SARs - Certain Mergers.

Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option and SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option or SAR would have received in such merger or consolidation.

(e)          Outstanding Options, SARs - Certain Other Transactions.

In the event of a dissolution or liquidation of the Company; a sale of substantially all of the Company’s assets; a merger or consolidation involving the Company in which the Company is not the surviving corporation; or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

(i)           cancel, effective immediately prior to the occurrence of such event, each Option and SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or SAR was granted an amount in cash, for each share of Company Stock subject to such Option or SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option or SAR (subject to applicable withholding payment requirements); or

(ii)           provide for the exchange of each Option and SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or, if appropriate, provide for a cash payment to the Participant to whom such Option or SAR was granted in partial consideration for the exchange of the Option or SAR.

(f)          Outstanding Options and SARs - Other Changes.

In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 10(c), 10(d) or 10(e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number of shares subject to Options or SARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option and SAR as the Committee may consider appropriate to prevent dilution or enlargement or rights.

(g)          No Other Rights.

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Company Stock, the payment of any dividend, any increase or decrease in the number of shares of Company Stock or any dissolution, liquidation, merger or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of Company Stock, or securities convertible into shares of Company Stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price of any Option or SAR.

11.	Rights as a Stockholder.

(a)          No Rights as a Stockholder.

No Person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to the Plan until the date the Person becomes the owner of record with respect to such shares.   Except as otherwise expressly provided in Section 10 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

(b)          Accrual of Dividends.

Whenever Restricted Shares are paid to a Participant or beneficiary under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each Restricted Share paid, an amount equal to any cash dividends, and number of shares of Company Stock equal to any stock dividends, declared and paid with respect to a share of Company Stock between the date the relevant Restricted Share award was granted and the date the Restricted Shares are being distributed.  At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

12.	No Special Employment Rights; No Rights to Incentive Award.

(a)          No Special Employment Rights.

Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his or her employment by or service with the Company or any subsidiary of the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b)          No Rights to Incentive Awards.

No Person shall have any claim or right to receive an Incentive Award hereunder.  The Board’s granting of an Incentive Award to a Participant at any time shall neither require the Board to grant an Incentive Award to such Participant or any other Participant or other Person at any time nor preclude the Board from making subsequent grants to such Participant or any other Participant or other Person.

13.	Securities Matters.

(a)           The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Company Stock are traded.  The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)           The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Company Stock are traded.  The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.  The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder.  During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

(c)           All Company Stock issued pursuant to the terms of the Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

(d)           Certificates for shares of Company Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Company Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

14.	Withholding Taxes.

(a)          Cash Remittance.

Whenever shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares.  In addition, upon the exercise of an SAR, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

(b)          Stock Remittance.

Subject to Section 14(c) hereof, at the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, or the grant of a Stock Bonus, in lieu of the remittance required by Section 14(a) hereof, the Participant may tender to the Company a number of shares of Company Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant’s estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

(c)          Stock Withholding.

The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of requiring the remittance required by Section 14(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant’s estimated total, federal, state and local tax obligations associated with such exercise, occurrence or grant.

15.	Amendment or Termination of the Plan.

The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part, or amend it in such respects as the Board may deem appropriate.  No amendment, suspension or termination of the Plan shall, without the Participant’s consent, alter or impair any of the rights or obligations under any Option theretofore granted to a Participant under the Plan.  The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Awards meeting the requirements of future amendments or issued regulations, if any, to the Code or to the Exchange Act.  Notwithstanding the foregoing, the Board shall not take any action which would cause any Incentive Award to become subject to taxation under Section 409A of the Code.

16.	No Obligation to Exercise.

The grant to a Participant of an Option or a SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

17.	Transfers Upon Death.

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any Person or Persons who shall have acquired such right to exercise by will or by the laws of descent and distribution.  No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.  Except as provided in this Section 17, no Incentive Award shall be transferable, and shall be exercisable only by a Participant during the Participant’s lifetime.

18.	Repurchase Rights.

(a)           In the event a Participant’s service with the Company terminates for any reason, the Company shall have an irrevocable right (the “Repurchase Right”) for the five (5) year period immediately following such termination (or in the case of shares issued upon exercise of the Option after such date of termination, within five (5) years immediately following the date of the exercise), or such longer period as may be agreed to by the Company and the Participant, to repurchase, at its option, from Participant or Participant’s personal representative, as the case may be, (i) those shares underlying Incentive Awards issued hereunder (the “Repurchase Underlying Shares”) and (ii) those shares that Participant received in connection with or pursuant to the exercise of an Incentive Award (the “Repurchase Shares”).

(b)          The Company may repurchase all or any of the Repurchase Shares at a price (“Repurchase Price”) equal to:

(i)           if Participant’s employment is terminated for Cause, the lesser of (A) the exercise price, if any, or (B) the Fair Market Value of such Repurchase Shares on the date of the repurchase;

(ii)          if Participant’s employment is terminated on account of Participant’s death or disability, the Fair Market Value of such Repurchase Shares on the date of the repurchase; or

(iii)         if Participant’s employment is terminated for any reason other than for Cause or on account of Participant’s death or disability, the Fair Market Value of such Repurchase Shares on the date of the repurchase.

(c)          The Company may repurchase all or any of the Repurchase Underlying Shares at a Repurchase Price equal to:

(i)           if Participant’s employment is terminated on account of Participant’s death or disability, the Fair Market Value of such Repurchase Underlying Shares on the date of the repurchase reduced by the aggregate exercise price payable for such Repurchase Underlying Shares; or

(ii)          if Participant’s employment is terminated for any reason other than for Cause or on account of Participant’s death or disability, the Fair Market Value of such Repurchase Underlying Shares on the date of the repurchase reduced by the aggregate exercise price payable for such Repurchase Underlying Shares.

(d)          The Repurchase Right shall be exercised by written notice signed by an officer of the Company and delivered or mailed to the Participant.  Such notice shall identify the number of Repurchase Shares or Repurchase Underlying Shares to be repurchased and shall notify Participant of the time, place and date for closing of such repurchase, which shall be scheduled by the Company within ten (10) days of the end of the term of the Repurchase Right set forth above.  The Company shall be entitled to pay for any shares repurchased pursuant to its Repurchase Right at the Company’s option in cash or with a note from the Company to the Participant, or by a combination of both.  Upon delivery of such notice and payment of the Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the shares being repurchased by the Company, without further action by the Participant.

(e)           In the event of a conflict between the terms of this Section 18 and any agreement between the Company and the Participant related in any way to the repurchase or purchase of any shares of the Company Stock owned by Participant, including, without limitation, a shareholder agreement, the terms of such other agreement shall prevail and control over the terms of this Section 18.

(f)           The Company’s Repurchase Rights under this Section 18 shall terminate on the date the Company becomes subject to the reporting requirements of the Exchange Act.

19.	Expenses and Receipts.

The expenses of the Plan shall be paid by the Company.  Any proceeds received by the Company in connection with any Incentive Award will be used for general purposes.

20.	Failure to Comply.

In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion may determine.

21.	Adoption and Effective Date of Plan.

The Plan was adopted by the Board of Directors of the Company effective May 12, 2010.  The Plan was also ratified and approved by the shareholders of the Company on May 12, 2010.

22.	Term of the Plan.

The right to grant Incentive Awards under the Plan will terminate upon the expiration of ten years from the date the Plan was initially adopted.

23.	Applicable Law.

Except to the extent preempted by an applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without reference to the principles of conflicts of law.